Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 16,199.40
Total Fee Amount	16,199.40
Total Transaction Valuation	105,809,284.76
Total Offset Amount	0.00
Net Fee	$ 0.00